Exhibit 99.2
SCHEDULE TO CHANGE OF CONTROL AGREEMENT
Executives Entering into New Form of Change of Control Agreement:
Richard L. Anderson
Hakan S. Edstrom
Diane M. Palumbo
David Thomson
Juergen Martens
Peter Richardson